MONEY MARKET FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

MONEY MARKET FUNDS

SUPPLEMENT DATED APRIL 4, 2012 TO

PROSPECTUS DATED JULY 31, 2011

The following replaces the section “BY CHECK” under the heading “PURCHASE AND SALE OF FUND SHARES” on pages 5, 9, 12, 16 and 19 of the Prospectus:

By Check – If you authorize the checkwriting privilege on your New Account Application, you may redeem shares of the Fund by check in amounts of $250 or more. In the event that the Fund is required to redeem and sell Fund shares at a price other than $1.00 per share, the checkwriting privilege for the Fund will be suspended until the Fund is able to redeem and sell Fund shares at a stable net asset value of $1.00 per share.

The following paragraph is added at the end of the section “BY CHECK” under the heading “REDEEMING AND EXCHANGING DIRECTLY FROM THE FUNDS” on page 25 of the Prospectus:

In accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, the Funds’ transfer agent must have the capability to redeem and sell shares of the Funds at a price based on the current net asset value per share, including the capability to redeem and sell Fund shares at prices that do not correspond to the stable $1.00 net asset value or price per share. In the event that a Fund is required to redeem and sell Fund shares at a price other than $1.00 per share, the checkwriting privilege for that Fund will be suspended until the Fund is able to redeem and sell Fund shares at a stable net asset value of $1.00 per share.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	MM SPT (4/12)

NORTHERN FUNDS PROSPECTUS